March 1, 2024
Embark Commodity Strategy Fund
Embark Small Cap Equity Fund

Supplement to Statement of Additional Information dated January 19, 2024

Effective as of the date hereof, the third paragraph of the “Portfolio Holdings Disclosure Policy” on page 39 of the Statement of Additional Information is replaced with the following.
“These policies and procedures provide that each Fund’s full list of portfolio holdings is published monthly with a 15-day lag, on harborcapital.com. This information remains available on harborcapital.com until the information is updated for the subsequent period.”
Any other references to public disclosure of holdings at quarter end are replaced with month-end disclosures.
Investors Should Retain This Supplement For Future Reference
HFII.SUPP.SAI.0324